SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                August 21, 1996
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                         CROMPTON & KNOWLES CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)






            MASSACHUSETTS            1-4663                04-1218720
           (STATE OR OTHER         (COMMISSION           (IRS EMPLOYER
           JURISDICTION OF         FILE NUMBER)       IDENTIFICATION NO.)
           INCORPORATION)


         ONE STATION PLACE, METRO CENTER, STAMFORD, CONNECTICUT  06902
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)



                                  (203) 353-5400
               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







         ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
         -------   ------------------------------------

                   At special meetings of stockholders held on August 21, 1996, the stockholders of Crompton & Knowles Corporation, a Massachusetts corporation ("Crompton"), and the stockholders of Uniroyal Chemical Corporation, a Delaware corporation ("Uniroyal"), voted upon and approved and adopted an Agreement and Plan of Merger, dated as of April 30, 1996 (as amended, the "Merger Agreement"), by and among Uniroyal, Crompton, and Tiger Merger Corp., a Delaware corporation and a wholly owned subsidiary of Crompton ("Subcorp"). Pursuant to the Merger Agreement, Subcorp was merged with and into Uniroyal (the "Merger"), each share of Uniroyal common stock, $0.01 par value ("Uniroyal Common Stock"), was converted into
         0.9577 shares of a Crompton Common Stock, $0.10 par value ("Crompton Common Stock"), with cash in lieu of fractional shares, and each share of Series A Cumulative Redeemable Preferred Stock, $0.01 par value, of Uniroyal and of Series B Preferred Stock, $0.01 par value, of Uniroyal was converted into 6.3850 shares of Crompton Common Stock, with cash in lieu of fractional shares. It is anticipated that approximately 26,089,206 shares of Crompton Common Stock will be issued pursuant to the Merger to former stockholders of Uniroyal, inclusive of shares issuable upon exercise of options, warrants and rights to purchase Crompton Common Stock into which outstanding options, warrants and rights to purchase Uniroyal Common Stock were converted in the Merger. The Merger became effective at 5:00 p.m. on August 21, 1996. As a result of the Merger, Uniroyal became a wholly owned subsidiary of Crompton.

                   Uniroyal, through its subsidiaries, is a major multinational manufacturer of a wide variety of specialty chemical products, including specialty elastomers, rubber chemicals, crop protection chemicals and additives for the plastics and lubricants industries. Uniroyal produces high value added products which are currently marketed in approximately 120 countries.

                   Additional information concerning the Merger and the transactions related thereto is contained in Crompton's Registration Statement on Form S-4 (Registration Number 333-08539) filed with the Securities and Exchange Commission (the "Commission") on July 19, 1996 and declared effective by the Commission on July 23, 1996.








         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         -------   INFORMATION AND EXHIBITS
                   -----------------------------------------

         (a)  Financial Statements of Uniroyal Chemical Corporation
              -----------------------------------------------------

                   (i) Consolidated Statements of Operations for the fiscal years ended October 1, 1995, October 2, 1994, and September 30, 1993

                   (ii) Consolidated Balance Sheets at October 1, 1995 and October 2, 1994

                   (iii) Consolidated Statements of Stockholders' Equity (Deficit) for the fiscal years ended October 1, 1995, October 2, 1994, and
                           September 30, 1993

                   (iv) Consolidated Statements of Cash Flows for the fiscal years ended October 1, 1995, October 2, 1994, and September 30, 1993

                   (v)     Notes to Consolidated Financial Statements

                   (vi)    Independent Auditors' Report

                   (vii) Consolidated Statements of Operations (Unaudited) for the three months ended June 30, 1996, and July 2, 1995, and for the nine months ended June 30, 1996, and July 2, 1995

                   (viii) Consolidated Balance Sheets (Unaudited) at June 30, 1996, and October 1, 1995

                   (ix)    Consolidated Statements of Cash Flows
                           (Unaudited) for the nine months ended June
                           30, 1996, and July 2, 1995

                   (x)     Notes to Unaudited Consolidated Financial
                           Statements

              The above financial statements and report are incorporated herein by reference to the information contained in pages F-24 through F-59, inclusive, of the Prospectus of Crompton dated August 15, 1996, filed by Crompton with the Commission on August 16, 1996, pursuant to Rule 424(b) of the Securities Act of 1933, as amended.




         (b)  Pro Forma Financial Information
              -------------------------------

              (i) Unaudited Pro Forma Combined Balance Sheet combining the consolidated balance sheet of Crompton as of June 29, 1996 with the consolidated balance sheet of Uniroyal as of June 30, 1996 (incorporated herein by reference to the information contained under the caption "Unaudited Pro Forma Combined Financial Information -- Unaudited Pro Forma Combined Balance Sheet" on page 32 of the Prospectus of Crompton dated August 15, 1996, filed by Crompton with the Commission on August 16, 1996, pursuant to Rule 424(b) of the Securities Act of 1933, as amended).

              (ii) Unaudited Pro Forma Combined Statements of Operations combining the consolidated statements of earnings of Crompton & Knowles Corporation for the fiscal years ended December 25, 1993, December 31, 1994 and December 30, 1995 and for the six months ended July 1, 1995 and June 29, 1996 with the consolidated statements of operations of Uniroyal for the fiscal years ended September 30, 1993, October 2, 1994 and October 1, 1995
                        and for the six months ended July 2, 1995 and June 30, 1996 (incorporated herein by reference to the information contained under the caption "Unaudited Pro Forma Combined Financial Information -- Unaudited Pro Forma Combined Statements of Operations" on pages 33 through 37, inclusive, of the Prospectus of Crompton dated August 15, 1996, filed by Crompton with the Commission on August 16, 1996, pursuant to Rule 424(b) of the Securities Act of 1933, as amended).

              (iii) Notes to Unaudited Pro Forma Combined Financial Information (incorporated herein by reference to the information contained under the caption "Unaudited Pro Forma Combined Financial Information -- Notes to Unaudited Pro Forma Combined Financial Information" on pages 38 through 39, inclusive, of the Prospectus of Crompton dated August 15, 1996, filed by Crompton with the Commission on August 16, 1996, pursuant to Rule 424(b) of the Securities Act of 1933, as amended).




         (c)  Exhibits
              --------

              23.1      Consent of Deloitte & Touche LLP.

              99.1 Pages 31 through 39, inclusive, and pages F-24 through F-59, inclusive, of the Prospectus of Crompton dated August 15, 1996, filed by Crompton with the Commission on August 16, 1996, pursuant to Rule 424(b) of the Securities Act of 1933, as amended (incorporated by reference herein).












































                                   SIGNATURE


                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the Registrant has duly caused this re-port to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CROMPTON & KNOWLES CORPORATION



         Dated:  September 5, 1996     By: /s/ John T. Ferguson II
                                          ---------------------------
                                          John T. Ferguson II
                                          Vice President, General
                                            Counsel and Secretary






































                                 EXHIBIT INDEX


         Exhibit No.    Description
         -----------    -----------

         23.1           Consent of Deloitte & Touche LLP.

         99.1 Pages 31 through 39, inclusive, and pages F-24 through F-59, inclusive, of the Prospectus of Crompton & Knowles Corporation (Commission File No. 1-4663) dated August 15, 1996, filed by Crompton & Knowles Corporation with the Securities and Exchange Commission on August 16, 1996, pursuant to Rule 424(b) of the Securities Act of 1933, as amended (incorporated by reference herein).